Taxation	6 Months Ended
Sep. 30, 2020
Taxation
Taxation

4   Taxation

	Six months ended 30 September
	2020	2019
	€m	€m
United Kingdom corporation tax (expense)/income[1]
Current period	(17)	(14)
Adjustments in respect of prior periods	4	(10)
Overseas current tax (expense)/income
Current period	(470)	(474)
Adjustments in respect of prior periods	93	14
Total current tax expense	(390)	(484)

Deferred tax on origination and reversal of temporary differences
United Kingdom deferred tax	83	144
Overseas deferred tax	(183)	(1,040)
Total deferred tax expense	(100)	(896)
Total income tax expense	(490)	(1,380)

Note:

1.

UK operating profits are more than offset by statutory allowances for capital investment in the UK network and systems plus ongoing interest costs including those arising from the €10.7 billion of spectrum payments to the UK government in 2000, 2013 and 2018.

The six months ended 30 September 2020 includes deferred tax on the use of Luxembourg losses of €188 million (2019: €200 million). The Group expects to use its losses in Luxembourg over a period of between 40 and 45 years and the losses in Germany over a period of between 9 and 16 years. The actual use of these losses and the period over which they may be used is dependent on many factors which may change. These factors include the level of profitability in both Luxembourg and Germany, changes in tax law and changes to the structure of the Group. Further details about the Group’s tax losses can be found in note 6 of the Group’s consolidated financial statements for the year ended 31 March 2020.

Overseas deferred tax expense for the six months ended 30 September 2019 includes a reduction in our deferred tax assets in Luxembourg  of €868 million following a reduction in the Luxembourg corporate tax rate.